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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inclusion in the Annual Report on Form 10-K
(No. 0-19731) of Gilead Sciences, Inc. of our report dated January 12, 2001 relating to the financial statements of Proligo LLC for the thirteen-month period ended December 31, 2000, which is incorporated in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Broomfield, Colorado
March 16, 2001